UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

 Date of report (Date of earliest event reported):      December 12, 2013

AdCare Health Systems, Inc.
(Exact Name of Registrant as Specified in Charter)

Georgia	001-33135	31-1332119
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1145 Hembree Road Roswell, Georgia 30076
(Address of Principal Executive Offices)

(678) 869-5116
(Registrant’s telephone number, including area code)

Not applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.
On December 12, 2013, AdCare Health Systems, Inc. (the “Company”) changed its state of incorporation from the State of Ohio to the State of Georgia (the “Reincorporation”) pursuant to a Declaration of Conversion, adopted on December 12, 2013 (the “Declaration of Conversion”). The Reincorporation was accomplished by the filing of: (i) a certificate of conversion with the Secretary of State of the State of Ohio; and (ii) a certificate of conversion and articles of incorporation (the “Georgia Articles of Incorporation”) with the Secretary of State of the State of Georgia. Pursuant to the Declaration of Conversion, the Company’s Board of Directors (the “Board”) also adopted new bylaws (the “Georgia Bylaws”).
The Reincorporation and the Declaration of Conversion (including the Georgia Articles of Incorporation and the Georgia Bylaws) was previously submitted to a vote of, and approved by, the shareholders of the Company’s common stock, no par value (the “Common Stock”), at its 2013 Annual Meeting of Shareholders held on December 12, 2013 and adjourned to December 13, 2013 in Atlanta, Georgia (the “Meeting”). Upon the effectiveness of the Reincorporation:

•
the affairs of the Company ceased to be governed by Ohio law and the Company’s existing articles of incorporation and existing code of regulations, and the affairs of the Company became subject to Georgia corporation laws, the Georgia Articles of Incorporation and the Georgia Bylaws;

•
the resulting Georgia corporation: (i) was deemed to be the same entity as the Ohio corporation for all purposes under the laws of Georgia; (ii) continued to have all of the rights, privileges, immunities, franchises and powers of the Ohio corporation, except for such changes that result from being subject to Georgia law and becoming subject to the Georgia Articles of Incorporation and the Georgia Bylaws; (iii) continued to possess all of the properties of the Ohio corporation; and (iv) continued to have all of the liabilities and obligations of the Ohio corporation;

•
each share of the Common Stock and the Company’s 10.875% Series A Cumulative Redeemable Preferred Shares (the “Series A Preferred Stock”) outstanding at the effective time of the Reincorporation converted into an outstanding share of the Georgia corporation’s common stock and Georgia corporation’s Series A Preferred Stock, respectively, after the Reincorporation;

•
each option, warrant or other right to acquire shares of the Ohio corporation’s outstanding (including the convertible promissory notes issued by the Ohio corporation) converted into, after the Reincorporation, an outstanding option, warrant or other right to acquire shares of the Georgia corporation’s common stock;

•
each employee benefit plan, incentive compensation plan or other similar plan of the Ohio corporation continued to be, after the Reincorporation, an employee benefit plan, incentive compensation plan or other similar plan of the Georgia corporation; and

•
each director or officer of the Ohio corporation continued to hold, after the Reincorporation, his or her respective office with the Georgia corporation until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.

The Reincorporation effected a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described in: (i) the Company’s proxy statement filed with the Securities and Exchange Commission (the “SEC”) on Schedule 14A (the “Proxy Statement”) on October 29, 2013 under the section entitled “Proposal 1 - Reincorporation of the Company from the State of Ohio to the State of Georgia”; and (ii) the Company’s Supplement No. 1 to Proxy Statement filed with the SEC on Schedule 14A on November 15, 2013 (together with the Proxy Statement, the “Proxy Materials”), which description is incorporated in its entirety herein by reference.
The Reincorporation did not affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under such material contractual arrangements continue to be rights and obligations of the Company after the Reincorporation. The Reincorporation itself did not result in any change in headquarters, business, jobs, management, location of any of the Company’s offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation) of the Company.
Item 5.07. Submission of Matters to a Vote of Security Holders.
The matters listed below were submitted to a vote of the shareholders of the Common Stock at the Meeting. The proposals are described in detail in the Proxy Materials. In addition, because the shareholders of the Company approved the Reincorporation, Proposal 3 (the election of ten directors pursuant to Ohio law and Ohio governing documents) was not presented to the shareholders for a vote. The number of votes cast for and against each proposal and the number of withheld votes, abstentions and broker non-votes are set forth below.
Proposal 1. Reincorporation of the Company from the State of Ohio to the State of Georgia
The shareholders approved the Reincorporation. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
9,144,327	1,082,213	71,462	3,383,034

Proposal 2. Election of Ten Directors Pursuant to Georgia Law and Georgia Governing Documents
The shareholders elected the following ten individuals to the Board to serve in the Class and for the term as specified below. The voting results were as follows:

	FOR	WITHHOLD	BROKER NON-VOTES
Christopher F. Brogdon Class III (Three-Year Term)	10,209,980	244,067	3,226,989
Michael J. Fox Class I (One-Year Term)	10,192,491	261,556	3,226,989
Boyd P. Gentry Class I (One-Year Term)	9,365,750	1,088,297	3,226,989
Peter J. Hackett Class III (Three-Year Term)	8,206,961	2,247,086	3,226,989
Jeffrey L. Levine Class II (Two-Year Term)	7,602,542	2,851,505	3,226,989
Joshua J. McClellan Class I (One-Year Term)	7,130,692	3,323,355	3,226,989
Philip S. Radcliffe Class II (Two-Year Term)	8,028,134	2,425,913	3,226,989
Laurence E. Sturtz Class III (Three-Year Term)	8,030,235	2,423,812	3,226,989
David A. Tenwick Class II (Two-Year Term)	8,013,078	2,440,969	3,226,989
Gary L. Wade Class I (One-Year Term)	7,533,067	2,920,980	3,226,989

Proposal 4. Advisory Vote on Executive Compensation
The shareholders approved, on an advisory basis, the Company’s executive compensation (“say-on-pay”). The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
8,842,074	880,695	575,233	3,383,034

Proposal 5. Advisory Vote on the Frequency of Say-on-Pay
The shareholders recommended, on an advisory basis, the option which calls for the frequency of say-on-pay vote to be held every three years. The voting results were as follows:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES
2,300,332	238,414	7,009,992	749,262	3,383,034

In light of the voting results with respect to the frequency of say-on-pay, the Company will include a shareholder vote on the compensation of executives in its proxy materials every three years until the next required vote on the frequency of shareholder votes on the compensation of executives.

Proposal 6. Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Accounting Firm
The shareholders ratified the appointment of KMPG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
13,427,416	183,072	70,548	0

Proposal 7. Adjournment of the Annual Meeting in Order to Solicit Additional Proxies in Favor of Proposal 1
The shareholders approved a proposal to adjourn the Meeting in order to solicit additional proxies in favor of Proposal 1, if necessary. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
11,372,823	2,103,609	204,604	0

Item 7.01. Regulation FD Disclosure.
The CUSIP numbers applicable to the Common Stock and Series A Preferred Stock remained 00650W300 and 00650W409, respectively, after the effectiveness of the Reincorporation.
Item 9.01. Exhibits.
(d)    Exhibits.

2.1
Declaration of Conversion of AdCare Health Systems, Inc., an Ohio corporation, to AdCare Health Systems, Inc., a Georgia corporation (incorporated by reference to Appendix A to the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on October 29, 2013).

3.1	Certificate for Conversion for Entities Converting Within or Off the Records of the Ohio Secretary of State.

3.2	Certificate of Conversion of AdCare Health Systems, Inc.

3.3
Articles of Incorporation of AdCare Health Systems, Inc. (incorporated by reference to: (i) Exhibit A to Appendix A of the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on October 29, 2013; and (ii) Supplement No. 1 thereto filed on Schedule 14A with the Securities and Exchange Commission on November 15, 2013).

3.4
Bylaws of AdCare Health Systems, Inc. (incorporated by reference to Exhibit B to Appendix A of the Company’s Proxy Statement filed on Schedule 14A with the Securities and Exchange Commission on October 29, 2013).

4.1	Specimen Common Stock Certificate of AdCare Health Systems, Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2013	ADCARE HEALTH SYSTEMS, INC.

/s/ Ronald W. Fleming
Ronald W. Fleming
Chief Financial Officer

EXHIBIT INDEX
Exhibit No.    Exhibit Description

2.1
Declaration of Conversion of AdCare Health Systems, Inc., an Ohio corporation, to AdCare Health Systems, Inc., a Georgia corporation (incorporated by reference to Appendix A to the Company’s Proxy Statement filed on Schedule 14A with the Securities and Exchange Commission on October 29, 2013).

3.1	Certificate for Conversion for Entities Converting Within or Off the Records of the Ohio Secretary of State.

3.2	Certificate of Conversion of AdCare Health Systems, Inc.

3.3
Articles of Incorporation of AdCare Health Systems, Inc. (incorporated by reference to: (i) Exhibit A to Appendix A of the Company’s Proxy Statement filed on Schedule 14A with the Securities and Exchange Commission on October 29, 2013; and (ii) Supplement No. 1 thereto filed on Schedule 14A with the Securities and Exchange Commission on November 15, 2013).

3.4
Bylaws of AdCare Health Systems, Inc. (incorporated by reference to Exhibit B to Appendix A of the Company’s Proxy Statement filed on Schedule 14A with the Securities and Exchange Commission on October 29, 2013).

4.1	Specimen Common Stock Certificate of AdCare Health Systems, Inc.